United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 25, 2007


                         Digital Imaging Resources Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                              0-10176                       22-2306487
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(State or other jurisdiction        (Commission                  (IRS Employer
of incorporation)                   File Number)             Identification No.)


                355 Madison Avenue, Morristown, New Jersey 07960
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (973) 538-2247


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 3 - Securities and Trading Markets.

Item 3.02.  Unregistered Sales of Equity Securities.

         On September 25, 2007, Digital Imaging Resources, Inc. (the "Company") issued 7,500,000 shares of its Common Stock on conversion of its outstanding 6% Convertible Debentures (the "Debentures"). The shares were issued to the persons who had purchased the Debentures in January and February 2007 and no underwriter or selling agent participated in the sale of the Debentures or their conversion. The $150,000 principal amount of Debentures outstanding was convertible at $0.02 per share issued on conversion.

         The issuance of the shares on conversion of Debentures was not subject to the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 3(a)(9) of the Act.



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

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Digital Imaging Resources Inc.



Dated:  September 25, 2007             By: /s/ MAUREEN J. COWELL
                                           -------------------------------------
                                           Maureen J. Cowell
                                           Vice President



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